Exhibit 99.1

Fourth Quarter 2006 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s February 5, 2007 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2005. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s February 5, 2007 conference call might not occur.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Ten Office and Top Ten Industrial Tenants	18
Boeing Lease Summary	19
Dispositions and Properties Held for Sale	20

Development
Stabilized Development Projects	21
In-Process and Committed Development and Redevelopment Projects	22
Future Development Pipeline	23

Debt and Capitalization Data
Capital Structure	24
Debt Analysis	25-26

Non-GAAP Supplemental Measures	27-31

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of December 31, 2006, the Company’s stabilized portfolio consisted of 84 office buildings and 43 industrial buildings, which encompassed an aggregate of 7.8 million and 3.9 million square feet, respectively, and was 95.8% occupied.

Board of Directors	Senior Management		Investor Relations

John B. Kilroy, Sr. Chairman	John B. Kilroy,Jr.	President and CEO	12200 W.Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP San Diego
	Justin W. Smart	Sr. VP Development

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Green Street Advisors
David AuBuchon	(314) 955-5452	Michael Knott	(949) 640-8780

Bank of America Securities		Merrill Lynch & Co., Inc.
Ross Nussbaum	(212) 847-5668	Steve Sakwa	(212) 449-0335

Citigroup Investment Research		RBC Capital Markets
Michael Bilerman	(212) 816-1383	Sri Nagarajan	(212) 428-2360

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
Lou Taylor	(212) 250-4912	David Loeb	(414) 765-7063

Friedman, Billings, Ramsey & Co., Inc.		Stifel, Nicolaus & Company
Wilkes Graham	(703) 312-9737	John W. Guinee III	(410) 454-5520

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	12/31/2006		9/30/2006	6/30/2006	3/31/2006	12/31/2005
INCOME ITEMS (Including Discontinued Operations):
Revenues	$64,340		$63,058	$73,450	$63,479	$61,109
Net Straight Line Rent(1)	1,409		1,967	899	2,750	1,870
Lease Termination Fees(2)	658		475	9,938	837	44
Net Operating Income(3), (4)	48,047		46,156	57,241	47,410	47,814
Capitalized Interest and Loan Fees	3,866		2,984	2,398	2,061	2,069
Net Income (Loss) Available for Common Stockholders	9,184		31,574	17,975	13,529	(1,648)
EBITDA(4), (5)	41,387		40,817	52,833	42,846	22,962
Funds From Operations(4), (6), (7)	27,311		26,462	37,630	26,787	8,506
Funds Available for Distribution(4), (6), (7), (8)	21,575		21,002	29,765	22,010	(629)
Net Income (Loss) per common share – diluted	$0.28		$0.98	$0.58	$0.46	$(0.06)
Funds From Operations per common share – diluted	$0.79		$0.76	$1.11	$0.82	$0.26
Dividends per share	$0.530		$0.530	$0.530	$0.530	$0.510
RATIOS (Including Discontinued Operations):
Operating Margins	74.7	% .	73.2%	77.9%	74.7%	78.2%
Interest Coverage Ratio(9)	4.1x		4.0x	4.7x	3.6x	2.2x
Fixed Charge Coverage Ratio(10)	3.0x		2.9x	3.5x	2.7x	1.6x
FFO Payout Ratio(11)	67.4%		69.5%	48.9%	64.7%	195.7%
FAD Payout Ratio(12)	85.3%		87.6%	61.8%	78.7%	N/A

	12/31/2006		9/30/2006	6/30/2006	3/31/2006	12/31/2005
ASSETS:
Real Estate Held for Investment before Depreciation	$2,040,761		$2,005,713	$1,991,551	$1,964,418	$1,953,971
Total Assets	1,799,352		1,759,799	1,713,762	1,684,309	1,674,474
CAPITALIZATION:
Total Debt	$879,198		$837,005	$811,562	$929,578	$842,282
Total Preferred Equity(13)	201,500		201,500	201,500	201,500	201,500
Total Market Equity Value(13)	2,707,958		2,615,609	2,508,333	2,525,219	2,020,429
Total Market Capitalization(13)	3,788,656		3,654,114	3,521,395	3,656,297	3,064,211
Total Debt / Total Market Capitalization	23.2%		22.9%	23.0%	25.4%	27.4%
Total Debt and Preferred / Total Market Capitalization	28.5%		28.4%	28.7%	31.0%	34.0%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(2)	For the three months ended June 30, 2006, lease terminations fees include approximately $9.8 million from an early lease termination with Qwest Communications, Inc. See footnote (1) on page 5 for additional information.

(3)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes other non-property income and expenses, depreciation and amortization, and corporate general and administrative expenses.

(4)	Please refer to pages 27 and 28 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(5)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 30 for a reconciliation of GAAP Net Income Available for Common Stockholders to EBITDA before minority interests.

(6)	Please refer to page 6 for a reconciliation of GAAP Net Income Available for Common Stockholders to Funds From Operations and Funds Available for Distribution.

(7)	Reported amounts are attributable to common stockholders and unitholders.

(8)	Please refer to page 31 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.

(9)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(10)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(11)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.

(12)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.

(13)	See “Capital Structure” on page 24.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
High Price	$83.42	$79.44	$76.00	$77.74	$63.71
Low Price	$71.53	$70.72	$65.33	$63.45	$51.74
Closing Price	$78.00	$75.34	$72.25	$77.26	$61.90
Dividends per share - annualized	$2.12	$2.12	$2.12	$2.12	$2.04
Closing common shares (in 000’s) (1)	32,399	32,389	32,092	29,792	28,971
Closing partnership units (in 000’s) (1)	2,319	2,329	2,626	2,892	3,670

	34,718	34,718	34,718	32,684	32,641

(1)	As of the end of the period.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
ASSETS:
Land and improvements	$293,059	$315,113	$320,778	$321,235	$321,988
Buildings and improvements	1,484,051	1,472,438	1,481,215	1,490,006	1,494,958
Undeveloped land and construction in progress	263,651	218,162	189,558	153,177	137,025

Total real estate held for investment	2,040,761	2,005,713	1,991,551	1,964,418	1,953,971
Accumulated depreciation and amortization	(443,807)	(436,940)	(425,708)	(428,624)	(416,597)

Investment in real estate, net	1,596,954	1,568,773	1,565,843	1,535,794	1,537,374
Properties held for sale, net(1)	4,512	—	—	—	—

Total real estate assets, net	1,601,466	1,568,773	1,565,843	1,535,794	1,537,374
Cash and cash equivalents	11,948	7,750	8,583	11,395	3,881
Restricted cash	494	1,302	614	649	703
Funds held at qualified intermediary for Section 1031 exchange	43,794	43,794	—	—	—
Current receivables, net	5,890	3,168	3,951	6,396	5,759
Deferred rent receivables, net	61,929	60,535	58,579	57,692	55,048
Note receivable	11,096	11,126	11,155	11,184	11,213
Deferred leasing costs and acquisition related intangibles, net	49,019	48,790	49,108	48,853	50,074
Deferred financing costs, net	5,100	5,754	6,396	4,828	5,256
Prepaid expenses and other assets	8,616	8,807	9,533	7,518	5,166

TOTAL ASSETS	$1,799,352	$1,759,799	$1,713,762	$1,684,309	$1,674,474

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$459,198	$463,005	$465,562	$468,078	$473,282
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	276,000	230,000	202,000	317,500	225,000
Accounts payable, accrued expenses and other liabilities	67,729	61,894	55,403	50,442	129,089
Accrued distributions	19,610	19,610	19,610	18,533	17,856
Deferred revenue and acquisition related liabilities	25,353	25,162	24,938	22,598	22,051
Rents received in advance and tenant security deposits	19,900	20,636	23,159	22,826	19,828

Total liabilities	1,011,790	964,307	934,672	1,043,977	1,031,106

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred unitholders	73,638	73,638	73,638	73,638	73,638
Common unitholders of the Operating Partnership	39,628	40,338	44,199	39,437	50,462

Total minority interests	113,266	113,976	117,837	113,075	124,100

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	324	324	321	298	289
Additional paid-in capital	671,484	670,715	664,860	531,852	523,609
Deferred compensation(2)	—	—	—	—	(1,998)
Distributions in excess of earnings	(119,094)	(111,105)	(125,510)	(126,475)	(124,214)

Total stockholders’ equity	674,296	681,516	661,253	527,257	519,268

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,799,352	$1,759,799	$1,713,762	$1,684,309	$1,674,474

(1)	As of December 31, 2006, one industrial property and one office property were classified as held for sale. These properties were sold on January 26, 2007. Please refer to page 20 for further information.

(2)	On January 1, 2006, in connection with the adoption of SFAS 123(R), “Share-Based Payment,” the Company recorded a $2.0 million change in accounting principle to net the deferred compensation line item within equity against additional paid in capital. Under SFAS 123(R), an equity instrument is not recorded to stockholders’ equity until the related compensation expense is recorded over the requisite service period of the award. Prior to the adoption of SFAS 123(R) and in accordance with the previous accounting guidance, the Company recorded the full fair value of all issued but nonvested equity instruments in additional paid in capital and recorded an offsetting deferred compensation balance on a separate line item within equity for the amount of compensation costs not yet recognized for these nonvested instruments.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2006	2005	% Change	2006	2005	% Change
REVENUES:
Rental income	$56,461	$54,431	3.7%	$224,498	$213,084	5.4%
Tenant reimbursements	6,762	5,080	33.1%	24,365	22,379	8.9%
Other property income	728	83	777.1%	2,381	892	166.9%

Total revenues	63,951	59,594	7.3%	251,244	236,355	6.3%

EXPENSES:
Property expenses	10,824	9,537	13.5%	42,937	39,282	9.3%
Real estate taxes	4,707	4,386	7.3%	18,865	17,008	10.9%
Provision for bad debts	118	(1,449)	108.1%	744	(665)	211.9%
Ground leases	509	421	20.9%	2,016	1,679	20.1%
General and administrative expenses	7,478	25,242	(70.4%)	22,800	66,456	(65.7%)
Interest expense	10,050	10,421	(3.6%)	43,541	38,956	11.8%
Depreciation and amortization	17,696	17,467	1.3%	70,505	66,198	6.5%

Total expenses	51,382	66,025	(22.2%)	201,408	228,914	(12.0%)

OTHER INCOME AND EXPENSE:
Interest income	812	270	200.7%	1,653	604	173.7%
Net settlement receipts on interest rate swaps	244	221	10.4%	991	364	172.3%
(Loss) gain on derivative instruments	(238)	(101)	(135.6%)	(818)	378	(316.4%)

Total other income and expense	818	390	109.7%	1,826	1,346	35.7%

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	13,387	(6,041)	321.6%	51,662	8,787	487.9%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%	(5,588)	(5,588)	0.0%
Minority interest in (earnings) loss of Operating Partnership attributable to continuing operations	(644)	1,135	(156.7%)	(2,792)	738	(478.3%)

Total minority interests	(2,041)	(262)	(679.0%)	(8,380)	(4,850)	(72.8%)

INCOME (LOSS) FROM CONTINUING OPERATIONS	11,346	(6,303)	280.0%	43,282	3,937	999.4%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations(1)	389	1,515	(74.3%)	13,085	6,490	101.6%
Expenses from discontinued operations	(278)	(712)	61.0%	(2,564)	(3,485)	26.4%
Net gain on disposition of discontinued operations	—	7,155	(100.0%)	31,259	30,764	1.6%
Minority interest attributable to discontinued operations	129	(901)	114.3%	(3,198)	(3,887)	17.7%

Total income from discontinued operations	240	7,057	(96.6%)	38,582	29,882	29.1%

NET INCOME	11,586	754	1436.6%	81,864	33,819	142.1%
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%	(9,608)	(9,608)	0.0%

NET INCOME (LOSS) AVAILABLE FOR COMMON STOCKHOLDERS	$9,184	$(1,648)	657.3%	$72,256	$24,211	198.4%

Weighted average shares outstanding - basic	32,246	28,785	12.0%	31,244	28,711	8.8%
Weighted average shares outstanding - diluted	32,416	28,785	12.6%	31,390	28,711	9.3%
NET INCOME PER COMMON SHARE:
Net income (loss) per common share - basic	$0.28	$(0.06)	566.7%	$2.31	$0.84	175.0%

Net income (loss) per common share - diluted	$0.28	$(0.06)	566.7%	$2.30	$0.84	173.8%

(1)	For the year ended December 31, 2006, revenues from discontinued operations includes approximately $9.8 million of other property income resulting from the early lease termination of a lease at an industrial property that was sold in September 2006. The $9.8 million is comprised of an approximate $9.0 million cash lease termination fee, an approximate $2.3 million non-cash gain related to the tenant’s obligation to replace the property’s roof in accordance with the original lease and the lease termination agreement, partially offset by the write-off of a $1.5 million deferred rent receivable associated with the lease. See footnote (6) on page 6 for additional information on the non-cash gain component of the lease termination fee.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2006	2005	% Change	2006	2005	% Change
FUNDS FROM OPERATIONS: (1)
Net income (loss) available for common stockholders	$9,184	$(1,648)	657.3%	$72,256	$24,211	198.4%
Adjustments:
Minority interest in earnings (loss) of Operating Partnership	515	(234)	320.1%	5,990	3,149	90.2%
Depreciation and amortization of real estate assets	17,612	17,543	0.4%	71,197	67,007	6.3%
Net gain on dispositions of discontinued operations	—	(7,155)	(100.0%)	(31,259)	(30,764)	1.6%

Funds From Operations (2)	$27,311	$8,506	221.1%	$118,184	$63,603	85.8%

Weighted average common shares/units outstanding - basic	34,570	32,485	6.4%	33,842	32,460	4.3%
Weighted average common shares/units outstanding - diluted	34,740	32,672	6.3%	33,988	32,622	4.2%
FFO per common share/unit - basic	$0.79	$0.26	201.7%	$3.49	$1.96	78.2%

FFO per common share/unit - diluted	$0.79	$0.26	202.0%	$3.48	$1.95	78.3%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$27,311	$8,506	221.1%	$118,184	$63,603	85.8%
Adjustments:
Amortization of deferred financing costs	306	199	53.8%	1,215	1,233	(1.5%)
Contractual cash rents received in advance of revenue recognition (3)	107	—	100.0%	485	—	100.0%
Non-cash amortization of share-based awards	3,060	874	250.1%	5,717	3,496	63.5%
Loss (gain) on derivative instruments (4)	238	101	135.6%	818	(379)	315.8%
Reversal of specific provision for bad debts(5)	—	(1,349)	(100.0%)	—	(1,349)	(100.0%)
Non-cash gain on lease termination(6)	—	—	0.0%	(2,334)	—	(100.0%)
Revenue recorded for reimbursement of tenant improvements (7)	(596)	(636)	(6.3%)	(2,313)	(2,238)	3.4%
Net amortization of above/below market rents (8)	(457)	(308)	48.4%	(1,570)	(1,223)	28.4%
Tenant improvements, leasing commissions and recurring capital expenditures (9)	(6,985)	(6,146)	13.7%	(18,829)	(18,330)	2.7%
Net effect of straight-line rents (10)	(1,409)	(1,870)	(24.7%)	(7,025)	(9,800)	(28.3%)

Funds Available for Distribution (2)	$21,575	$(629)	3530.0%	$94,348	$35,013	169.5%

(1)	See page 28 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents cash rents received for leases that have contractually commenced but for which tenant improvements are not substantially complete.

(4)	Represents the non-cash gain / loss on derivatives as a result of marking such instruments to market at the end of each period.

(5)	Represents the non-cash reversal of a specific reserve of approximately $1.3 million for the provision for bad debts related to the annual lease termination payments due from Peregrine Systems, Inc. Peregrine Systems, Inc. was acquired by Hewlett-Packard Company in the fourth quarter of 2005. This amount was previously reserved for financial reporting purposes.

(6)	Represents the amount funded by a tenant for a new roof on one of the Company’s industrial properties in connection with the tenant’s early lease termination. The roof was recorded as a building improvement on the Company’s balance sheet with an offsetting gain recorded in other income.

(7)	Represents revenue recognized during the period for tenant improvements reimbursed by the tenant.

(8)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(9)	For 2006, represents costs incurred during the period. For 2005, represents costs incurred during the period and remaining unpaid costs for leases commencing during the period.

(10)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis) (2)

	Three Months Ended December 31,			Year Ended December 31,
	2006	2005	% Change	2006	2005	% Change
Total Same Store Portfolio
Number of properties	121	121		121	121
Square Feet	11,169,220	11,169,220		11,169,220	11,169,220
Percent of Stabilized Portfolio	95.4%	89.1%		95.4%	89.1%
Average Occupancy	96.6%	95.9%		96.2%	95.9%
Operating Revenues:
Rental income	$53,929	$52,666	2.4%	$214,614	$208,373	3.0%
Tenant reimbursements	6,586	4,666	41.1%	22,935	20,826	10.1%
Other property income	724	81	793.8%	2,371	889	166.7%

Total operating revenues	61,239	57,413	6.7%	239,920	230,088	4.3%

Operating Expenses:
Property expenses	10,222	9,058	12.9%	39,933	37,587	6.2%
Real estate taxes	4,425	4,148	6.7%	17,567	16,435	6.9%
Provision for bad debts	118	(1,452)	108.1%	735	(712)	203.2%
Ground leases	508	419	21.2%	2,011	1,674	20.1%

Total operating expenses	15,273	12,173	25.5%	60,246	54,984	9.6%

GAAP Net Operating Income	$45,966	$45,240	1.6%	$179,674	$175,104	2.6%

Same Store Analysis (Cash Basis) (2)

	Three Months Ended December 31,			Year Ended December 31,
	2006	2005	% Change	2006	2005	% Change
Total operating revenues	59,327	55,144	7.6%	230,344	218,319	5.5%
Total operating expenses	15,273	12,173	25.5%	60,246	54,984	9.6%

Cash Net Operating Income	$44,054	$42,971	2.5%	$170,098	$163,335	4.1%

(1)	Same store defined as all stabilized properties owned at January 1, 2005 and still owned and in the stabilized portfolio at December 31, 2006.

(2)	Please refer to page 29 for a reconciliation of Cash and GAAP Net Operating Income to Net Income Available to Common Stockholders.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

		Portfolio Breakdown			Occupancy at: (1)
	# of Buildings	NOI (2)	Sq. Ft.	Total Square Feet	12/31/2006	9/30/2006	12/31/2005
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	24	27.5%	24.8%	2,898,396	92.8%	92.9%	90.6%
Orange County	5	2.1%	2.4%	277,340	98.3%	96.1%	86.3%
San Diego	47	51.3%	32.3%	3,780,344	98.6%	99.7%	94.4%
Other	8	5.1%	7.5%	878,960	92.8%	92.6%	92.9%

Subtotal	84	86.0%	67.0%	7,835,040	95.8%	96.2%	92.5%

Industrial:
Los Angeles	1	1.2%	1.6%	192,053	100.0%	100.0%	100.0%
Orange County	42	12.8%	31.4%	3,677,916	95.6%	95.6%	99.1%

Subtotal	43	14.0%	33.0%	3,869,969	95.8%	96.1%	99.3%

OCCUPANCY BY REGION:
Los Angeles	25	28.7%	26.4%	3,090,449	93.2%	93.4%	91.2%
Orange County	47	14.9%	33.8%	3,955,256	95.7%	95.6%	98.2%
San Diego	47	51.3%	32.3%	3,780,344	98.6%	99.7%	94.9%
Other	8	5.1%	7.5%	878,960	92.8%	92.6%	94.0%

TOTAL STABILIZED PORTFOLIO	127	100.0%	100.0%	11,705,009	95.8%	96.2%	95.0%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	96.1%	95.7%	96.0%
Year-to-Date	94.5%	96.9%	95.4%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	90.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
Kilroy Airport Center, El Segundo	El Segundo	2	595,131	100.0%
909 Sepulveda Blvd.	El Segundo	1	241,607	64.8%
999 Sepulveda Blvd.	El Segundo	1	127,901	96.7%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	90.5%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	99.0%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	93.0%
501 Santa Monica Blvd.	Santa Monica	1	73,115	83.1%

Total Los Angeles Office		24	2,898,396	92.8%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	89.1%
8101 Kaiser Blvd.	Anaheim	1	59,790	100.0%
Kilroy Center-Brea	Brea	2	106,791	100.0%
111 Pacifica	Irvine Spectrum	1	67,496	100.0%

Total Orange County Office		5	277,340	98.3%

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15434 / 15445 Innovation Drive	I-15 Corridor	2	103,000	100.0%
15231 Ave of Science	I-15 Corridor	1	65,867	100.0%
15253 Ave of Science	I-15 Corridor	1	37,405	100.0%
15333 Ave of Science	I-15 Corridor	1	77,015	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	98.2%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,536	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	85.4%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,636	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		47	3,780,344	98.6%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	89.7%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	100.0%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	89.8%

Total Other Office		8	878,960	92.8%

Total Office		84	7,835,040	95.8%

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%

Total Los Angeles Industrial		1	192,053	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,147	100.0%
La Palma Business Center	Anaheim	2	145,481	100.0%
Brea Industrial Complex	Brea	7	277,456	97.8%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	0.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		42	3,677,916	95.6%

Total Industrial		43	3,869,969	95.8%

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal

Office	14	9	53,945	99,276	$27.34	$0.29	20.5%	6.0%	53.3%	72
Industrial	2	2	57,178	207,053	4.02	0.01	6.4%	6.3%	78.4%	105

Total	16	11	111,123	306,329	$12.27	$0.18	13.6%	5.9%	68.0%	93

Year-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	55	37	443,038	322,467	$16.40	$0.51	14.7%	2.8%	52.5%	77
Industrial	8	9	115,042	637,356	4.12	0.16	8.0%	3.5%	88.0%	79

Total	63	46	558,080	959,823	$9.80	$0.38	12.3%	3.0%	71.1%	78

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
	Q1 2006	Q2 2006	Q3 2006	Q4 2006	YTD 2006
Capital Improvements	$—	$—	$—	$—	$—
Tenant Improvements & Leasing Commissions (1)	345	672	864	6	1,887

Total	$345	$672	$864	$6	$1,887

Recurring Capital Expenditures:
	Q1 2006	Q2 2006	Q3 2006	Q4 2006	YTD 2006
Capital Improvements
Office	$782	$410	$606	$2,255	$4,053
Industrial	72	123	484	52	731

	854	533	1,090	2,307	4,784
Tenant Improvements & Leasing Commissions (1)
Office	843	3,955	2,822	3,730	11,350
Industrial	998	461	288	948	2,695

	1,841	4,416	3,110	4,678	14,045
Total
Office	1,625	4,365	3,428	5,985	15,403
Industrial	1,070	584	772	1,000	3,426

	$2,695	$4,949	$4,200	$6,985	$18,829

(1)	Represents costs incurred for leasing activity during the period shown. Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2007	67	828,565	11.2%	16,352	19.74
2008	57	513,407	6.9%	11,023	21.47
2009	80	1,327,684	17.9%	31,051	23.39
2010	64	1,170,274	15.8%	29,468	25.18
2011	59	777,325	10.5%	13,812	17.77
2012	17	339,864	4.6%	10,181	29.96
2013	12	394,729	5.3%	8,908	22.57
2014	13	588,101	7.9%	16,010	27.22
2015	11	355,140	4.8%	10,399	29.28
2016 and beyond	20	1,133,762	15.1%	43,036	37.96

Subtotal	400	7,428,851	100.0%	$190,240	$25.61

INDUSTRIAL:
2007	13	523,199	14.1%	3,840	7.34
2008	12	922,713	24.9%	6,549	7.10
2009	14	766,945	20.7%	4,836	6.31
2010	9	254,888	6.9%	1,875	7.36
2011	9	353,607	9.5%	2,756	7.79
2012	6	362,369	9.8%	2,238	6.18
2013	—	—	—	—	—
2014	1	49,178	1.3%	420	8.54
2015	2	157,730	4.3%	1,145	7.26
2016 and beyond	3	315,880	8.5%	3,917	12.40

Subtotal	69	3,706,509	100.0%	$27,576	$7.44

TOTAL PORTFOLIO:
2007	80	1,351,764	12.1%	20,192	14.94
2008	69	1,436,120	12.9%	17,572	12.24
2009	94	2,094,629	18.8%	35,887	17.13
2010	73	1,425,162	12.8%	31,343	21.99
2011	68	1,130,932	10.2%	16,568	14.65
2012	23	702,233	6.3%	12,419	17.69
2013	12	394,729	3.5%	8,908	22.57
2014	14	637,279	5.7%	16,430	25.78
2015	13	512,870	4.6%	11,544	22.51
2016 and beyond	23	1,449,642	13.1%	46,953	32.39

Total	469	11,135,360	100.0%	$217,816	$19.56

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2006.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2007	32	117,453	4.5%	3,176	27.04	8	19,206	7.2%	412	21.45
2008	28	144,288	5.5%	3,622	25.10	11	79,178	29.7%	1,217	15.37
2009	39	624,607	23.7%	15,666	25.08	15	121,777	45.6%	3,027	24.86
2010	41	724,925	27.5%	17,620	24.31	3	7,762	2.9%	187	24.09
2011	35	233,287	8.9%	6,570	28.16	5	18,642	7.0%	437	23.44
2012	9	112,181	4.3%	2,821	25.15	1	20,353	7.6%	480	23.58
2013	7	131,119	5.0%	3,033	23.13	—	—	—	—	—
2014	9	340,620	12.9%	9,973	29.28	—	—	—	—	—
2015	4	132,560	5.0%	3,982	30.04	—	—	—	—	—
2016 and beyond	3	71,850	2.7%	3,220	44.82	—	—	—	—	—

Subtotal	207	2,632,890	100.0%	$69,683	$26.47	43	266,918	100.0%	$5,760	$21.58

INDUSTRIAL:
2007	—	—	—	—	—	13	523,199	14.9%	3,840	7.34
2008	—	—	—	—	—	12	922,713	26.3%	6,549	7.10
2009	—	—	—	—	—	14	766,945	21.8%	4,836	6.31
2010	—	—	—	—	—	9	254,888	7.3%	1,875	7.36
2011	—	—	—	—	—	9	353,607	10.1%	2,756	7.79
2012	—	—	—	—	—	6	362,369	10.3%	2,238	6.18
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	1	49,178	1.4%	420	8.54
2015	—	—	—	—	—	2	157,730	4.5%	1,145	7.26
2016 and beyond	1	192,053	100.0%	2,960	15.41	2	123,827	3.4%	957	7.73

Subtotal	1	192,053	100.0%	$2,960	$15.41	68	3,514,456	100.0%	$24,616	$7.00

TOTAL PORTFOLIO:
2007	32	117,453	4.2%	3,176	27.04	21	542,405	14.3%	4,252	7.84
2008	28	144,288	5.1%	3,622	25.10	23	1,001,891	26.5%	7,766	7.75
2009	39	624,607	22.1%	15,666	25.08	29	888,722	23.5%	7,863	8.85
2010	41	724,925	25.7%	17,620	24.31	12	262,650	6.9%	2,062	7.85
2011	35	233,287	8.3%	6,570	28.16	14	372,249	9.8%	3,193	8.58
2012	9	112,181	4.0%	2,821	25.15	7	382,722	10.1%	2,718	7.10
2013	7	131,119	4.6%	3,033	23.13	—	—	—	—	—
2014	9	340,620	12.1%	9,973	29.28	1	49,178	1.3%	420	8.54
2015	4	132,560	4.7%	3,982	30.04	2	157,730	4.2%	1,145	7.26
2016 and beyond	4	263,903	9.2%	6,180	23.42	2	123,827	3.4%	957	7.73

Total	208	2,824,943	100.0%	$72,643	$25.71	111	3,781,374	100.0%	$30,376	$8.03

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2006.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq.Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2007	16	577,748	15.5%	10,512	18.19	11	114,158	14.1%	2,252	19.73
2008	10	256,123	6.9%	5,700	22.25	8	33,818	4.2%	484	14.31
2009	14	515,324	13.9%	10,928	21.21	12	65,976	8.1%	1,430	21.67
2010	11	354,801	9.5%	9,731	27.43	9	82,786	10.2%	1,930	23.31
2011	7	88,963	2.4%	1,699	19.10	12	436,433	53.8%	5,106	11.70
2012	6	198,045	5.3%	6,697	33.82	1	9,285	1.1%	183	19.71
2013	3	245,316	6.6%	5,492	22.39	2	18,294	2.3%	383	20.94
2014	4	247,481	6.7%	6,037	24.39	—	—	—	—	—
2015	3	172,572	4.6%	5,471	31.70	4	50,008	6.2%	946	18.92
2016 and beyond	17	1,061,912	28.6%	39,816	37.49	—	—	—	—	—

Subtotal	91	3,718,285	100.0%	$102,083	$27.45	59	810,758	100.0%	$12,714	$15.68

INDUSTRIAL:
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—

TOTAL PORTFOLIO:
2007	16	577,748	15.5%	10,512	18.19	11	114,158	14.1%	2,252	19.73
2008	10	256,123	6.9%	5,700	22.25	8	33,818	4.2%	484	14.31
2009	14	515,324	13.9%	10,928	21.21	12	65,976	8.1%	1,430	21.67
2010	11	354,801	9.5%	9,731	27.43	9	82,786	10.2%	1,930	23.31
2011	7	88,963	2.4%	1,699	19.10	12	436,433	53.8%	5,106	11.70
2012	6	198,045	5.3%	6,697	33.82	1	9,285	1.1%	183	19.71
2013	3	245,316	6.6%	5,492	22.39	2	18,294	2.3%	383	20.94
2014	4	247,481	6.7%	6,037	24.39	—	—	—	—	—
2015	3	172,572	4.6%	5,471	31.70	4	50,008	6.2%	946	18.92
2016 and beyond	17	1,061,912	28.6%	39,816	37.49	—	—	—	—	—

Total	91	3,718,285	100.0%	$102,083	$27.45	59	810,758	100.0%	$12,714	$15.68

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2006.
(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Quarterly Lease Expirations for 2007

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet (1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft. (3)
OFFICE:
Q1 2007	12	150,550	2.0%	4,206	$27.94
Q2 2007	26	318,783	4.3%	6,046	18.97
Q3 2007	15	262,897	3.6%	3,885	14.78
Q4 2007	14	96,335	1.3%	2,215	22.99

Subtotal 2007	67	828,565	11.2%	16,352	19.74

INDUSTRIAL:
Q1 2007	4	260,783	7.0%	1,818	6.97
Q2 2007	5	171,980	4.7%	1,301	7.56
Q3 2007	—	—	—	—	—
Q4 2007	4	90,436	2.4%	721	7.97

Subtotal 2007	13	523,199	14.1%	3,840	7.34

TOTAL PORTFOLIO:
Q1 2007	16	411,333	3.6%	6,024	14.65
Q2 2007	31	490,763	4.4%	7,347	14.97
Q3 2007	15	262,897	2.4%	3,885	14.78
Q4 2007	18	186,771	1.7%	2,936	15.72

Total 2007	80	1,351,764	12.1%	$20,192	$14.94

(1)	Represents leases expiring in 2007 for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at December 31, 2006.

(3)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$8,825	675,979	4.0%	5.8%
AMN Healthcare	8,341	175,672	3.8%	1.5%
DIRECTV Group, Inc. (2)	6,350	207,166	2.9%	1.8%
Intuit Inc.(3)	6,106	302,452	2.8%	2.6%
Fish & Richardson	6,071	139,538	2.8%	1.2%
Scripps Health (4)	5,199	112,067	2.4%	1.0%
Diversa Corporation	5,158	136,908	2.3%	1.2%
Accredited Home Lenders	5,061	180,287	2.3%	1.5%
Favrille, Inc. (5)	4,490	79,871	2.0%	0.7%
Hewlett-Packard Company	4,348	117,948	2.0%	1.0%

Total Office Properties	$59,949	2,127,888	27.3%	18.2%

Industrial Properties:
Mattel, Inc.	$2,960	192,053	1.3%	1.6%
Celestica California, Inc.	2,501	303,533	1.1%	2.6%
NBTY Manufacturing, LLC	1,484	286,139	0.7%	2.4%
Extron Electronics	1,145	157,730	0.5%	1.3%
Targus, Inc.	1,053	200,646	0.5%	1.7%
Progressive Marketing	838	144,000	0.4%	1.2%
Ricoh Electronics, Inc.	810	100,000	0.4%	0.9%
Arrow Industries	798	153,320	0.4%	1.3%
Printrak International Inc.	668	84,185	0.3%	0.7%
Southland Industries	643	82,602	0.3%	0.7%

Total Industrial Properties	$12,900	1,704,208	5.9%	14.6%

(1)	Reflects annualized contractual base rent calculated on a straight-line basis as of December 31, 2006.

(2)	In addition, the Company is redeveloping 107,041 rentable square feet at 2240 E. Imperial Highway of which 77% has been pre-leased to DIRECTV Group, Inc. The lease is expected to commence during Q2 2007.

(3)	In addition, the Company is developing 465,600 rentable square feet in San Diego County, which has been pre-leased to Intuit Inc. The 10 year lease agreement is expected to commence during Q3 2007, at which time Intuit Inc. is projected to become our largest tenant based on its percentage of total annual base rental revenues.

(4)	In addition, Scripps Health has preleased an additional office building encompassing approximately 146,200 rentable square feet that the Company is constructing at 15004 Innovation Drive. The lease is expected to commence during Q3 2008.

(5)	In addition, Favrille, Inc. has leased an additional 48,709 rentable square feet at 10445 Pacific Center Court. The lease is expected to commence during Q1 2007.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Boeing Lease Summary

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues (1)	Lease Expiration Date
2260 E. Imperial Highway, El Segundo	286,151	$5,409	July 31, 2010
1231 N. Miller Street, Anaheim	113,242	689	March 31, 2009
1145 N. Ocean Blvd., Anaheim	65,447	495	October 31, 2010
17930 Pacific Highway, Seattle (2)	211,139	2,232	December 31, 2010

Total	675,979	$8,825

(1)	Reflects annualized contractual base rent calculated on a straight-line basis.

(2)	In December 2006, Boeing exercised an option to extend the term of the lease through 2010. The lease was previously scheduled to expire on December 31, 2007.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Dispositions and Properties Held for Sale

($ in thousands)

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Square Feet		Sales Price
1st QUARTER:
3735 Imperial Highway	Stockton, CA	Industrial	March	164,540		$16,950
2nd QUARTER:
NONE
3rd QUARTER:
9401 and 9451 Toledo Way	Irvine, CA	Industrial and Office	September	272,000	(1)	45,000	(2)

4th QUARTER:
NONE

TOTAL YEAR-TO-DATE DISPOSITIONS				436,540		$61,950

PROPERTIES HELD FOR SALE:
Property	Location	Type	Month of Disposition	Square Feet		Sales Price(3)
4th QUARTER:
181 & 185 S. Douglas	El Segundo, CA	Office	January 2007	61,545
2270 E. El Segundo	El Segundo, CA	Industrial	January 2007	6,362

TOTAL PROPERTIES HELD FOR SALE				67,907		$14,775

(1)	This disposition included one office building, encompassing approximately 27,200 rentable square feet, one industrial building, encompassing approximately 244,800 rentable square feet and a parcel of undeveloped land adjacent to the buildings.

(2)	As of December 31, 2006 the net cash proceeds of approximately $43.8 million were held at a qualified intermediary for the purpose of a future Section 1031 tax-deferred exchange.

(3)	The Company sold these properties in a portfolio transaction on January 26, 2007. The sales price shown represents the sales price for the entire transaction.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Stabilized Development Projects

($ in millions)

DEVELOPMENT PROJECTS:
Project	Location	Type	Start Date	Compl. Date	Rentable Square Feet	Total Est. Investment	% Leased
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
NONE
4th QUARTER:
ICC - 15333 Avenue of Science	I-15 Corridor	Office	4Q 2005	4Q 2006	77,015	$20.5	100%

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:			Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Costs as of 12/31/2006(4)	% Leased

Project	Location	Type	Start Date	Compl. Date
PROJECTS UNDER CONSTRUCTION:
Santa Fe Summit - Phase I(2)	56 Corridor	Office	4Q 2005 - 1Q 2006	3Q 2007	3Q 2007	465,600	146.7	106.3	100%
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa	Office	3Q 2006	3Q 2007	3Q 2007	318,000	77.6	37.4	100%
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	3Q 2006	4Q 2007	4Q 2008	142,726	64.8	12.0	0%
ICC - 15004 Innovation Drive	I-15 Corridor	Office	3Q 2006	3Q 2008	3Q 2008	146,156	51.7	8.1	100%
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	4Q 2006	4Q 2007	4Q 2008	55,500	21.6	7.4	0%

TOTAL PROJECTS UNDER CONSTRUCTION						1,127,982	$362.4	$171.2	82%

REDEVELOPMENT PROJECTS:	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment(3)	Estimated Redevelopment Costs	Total Estimated Investment	Total Costs as of 12/31/2006(4)	% Leased

Project			Start Date	Compl. Date
PROJECTS UNDER CONSTRUCTION:
2240 E. Imperial Highway - Kilroy Airport Center(5)	El Segundo	Lab to Office	2Q 2006	2Q 2007	2Q 2008	107,041	$5.0	$14.8	$19.9	$7.0	77%

TOTAL PROJECTS UNDER CONSTRUCTION						107,041	$5.0	$14.8	$19.9	$7.0	77%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Construction on two of the four buildings commenced in the fourth quarter of 2005. Construction on the remaining two buildings commenced in the first quarter of 2006.

(3)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped. See footnote (5) below.

(4)	Represents cash paid and costs incurred as of December 31, 2006.

(5)	The Company is redeveloping 107,041 square feet of this building given that The Boeing Company and its predecessor occupied the space for over 20 years.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Land Owned at December 31, 2006: Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Costs as of 12/31/2006 (1)
SAN DIEGO, CALIFORNIA:
Kilroy Centre Rancho Bernardo(2)	I-15 Corridor	Office	20.0	800,000 - 1,500,000	$250.0 - 563.0	$23.9
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	29.8	9.3
Santa Fe Summit - Phase II	56 Corridor	Office	11.3	339,500	140.2	29.3
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	3.4	54,000	19.3	5.3
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	4.4	80,000	32.2	9.6
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	4.1	57,000	23.1	8.5

TOTAL FUTURE DEVELOPMENT PIPELINE			48.2	1,425,500 - 2,125,500	$494.6 - 807.6	$85.9

January 2007 Acquisitions: Project	Location	Type	Total Site Acreage	Total Purchase Price (3)
Evening Creek Corporate Center	I-15 Corridor	Two Existing Office Buildings to be Redeveloped (4)	5.6	$24.7
Santa Fe Summit - Phase III	56 Corridor	Land for Office Development	10.5	28.0

TOTAL RECENT ACQUISITIONS			16.1	$52.7

(1)	Represents cash paid and costs incurred as of December 31, 2006.

(2)	This site includes entitlements to build approximately 1.8 million square feet of office or light industrial space. The Company currently anticipates it may develop the site in phases depending on lease activity and market conditions.

(3)	Excludes any acquisition related costs.

(4)	The two existing buildings total approximately 104,500 rentable square feet.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Capital Structure

At December 31, 2006

($ in thousands)

	Shares/Units At December 31, 2006	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization

DEBT:
Secured Debt		$459,198	12.1%
Unsecured Senior Notes		144,000	3.8%
Unsecured Line of Credit		276,000	7.3%

Total Debt		$879,198	23.2%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units (1)	1,500,000	$75,000	2.0%
7.800% Series E Cumulative Redeemable Preferred Stock (2)	1,610,000	40,250	1.0%
7.500% Series F Cumulative Redeemable Preferred Stock (2)	3,450,000	86,250	2.3%
Common Units Outstanding (3)	2,318,529	180,845	4.8%
Common Shares Outstanding (3)	32,398,881	2,527,113	66.7%

Total Equity		$2,909,458	76.8%

TOTAL MARKET CAPITALIZATION		$3,788,656	100.0%

(1)	Value based on $50.00 per share liquidation preference.

(2)	Value based on $25.00 per share liquidation preference.

(3)	Value based on closing share price of $78.00 at December 31, 2006.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Debt Analysis

At December 31, 2006

($ in thousands)

TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	52.2%	6.0%	3.7
Unsecured Debt	47.8%	6.2%	4.2
Floating vs. Fixed Rate Debt:
Fixed Rate Debt	61.0%	6.0%	4.5
Floating Rate Debt	39.0%	6.2%	3.0

Total Debt		6.1%	4.0

Total Debt Including Loan Fees		6.3%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550,000	$276,000	April 2010

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$3.9	$11.3

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Debt Analysis

At December 31, 2006

($ in thousands)

Floating/ Fixed Rate	Effective Rate	Maturity Date		2007	2008	2009	2010	2011	After 2011	Total
Unsecured Debt:
Floating	6.20%	4/26/2010	(1)				$276,000			$276,000
Fixed	5.72%	8/4/2010					61,000			61,000
Fixed	6.45%	8/4/2014							$83,000	83,000

							337,000		83,000	420,000

Secured Debt:
Floating	6.25%	7/1/2008	(2)		35,500					35,500
Floating	6.45%	1/1/2009				31,000				31,000
Fixed	6.51%	8/12/2007		17,049						17,049
Fixed	7.21%	8/12/2007		4,325						4,325
Fixed	3.80%	8/1/2008		1,650	73,400					75,050
Fixed	7.20%	4/1/2009		2,424	2,604	75,475				80,503
Fixed	6.70%	12/27/2011		1,188	1,271	1,359	1,453	69,980		75,251
Fixed	5.57%	8/1/2012		1,226	1,296	1,370	1,449	1,532	71,517	78,390
Fixed	4.95%	8/1/2012		563	592	622	653	687	29,754	32,871
Fixed	8.43%	4/1/2007		372						372
Fixed	8.13%	11/1/2014		648	701	760	824	894	3,308	7,135
Fixed	7.15%	5/1/2017		1,459	1,567	1,683	1,807	1,941	13,295	21,752

				30,904	116,931	112,269	6,186	75,034	117,874	459,198

Total	6.08%			$30,904	$116,931	$112,269	$343,186	$75,034	$200,874	$879,198

(1)	The maturity date does not reflect the one-year extension option.
(2)	The maturity date does not reflect the two one-year extension options.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on February 5, 2007, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the noncash amortization of deferred financing costs and restricted stock compensation, the loss on derivative instruments, contractual cash rents received in advance of revenue recognition, the original issuance costs of redeemed preferred units, and the impairment losses on properties held for sale, and then subtracting tenant improvements, leasing commissions and recurring capital expenditures, the gain on derivative instruments, and significant noncash transactions and gains, and eliminating the net effect of straight-line rents, revenue recorded for reimbursement of tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting FFO for the effect of these items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income (Loss) Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended December 31,
	2006	2005
Same Store Cash Net Operating Income	$44,054	$42,971
Adjustment:
GAAP Straight Line Rental Income	1,000	1,961
Other Non-Cash GAAP Adjustments, net	912	308

Same Store GAAP Net Operating Income (1)	45,966	45,240
Adjustment:
Non-Same Store GAAP Net Operating Income	2,081	2,574

Net Operating Income, as defined (1)	48,047	47,814
Adjustments:
Net Operating Income, as defined, from discontinued operations	(254)	(1,115)
Other Expenses:
General and administrative expenses	(7,478)	(25,242)
Interest expense	(10,050)	(10,421)
Depreciation and amortization	(17,696)	(17,467)
Other Income and Expense:
Interest income	812	270
Net settlement receipts on interest rate swaps	244	221
Loss on derivative instruments	(238)	(101)

Income from Continuing Operations	13,387	(6,041)
Minority interests	(2,041)	(262)
Income from discontinued operations	240	7,057
Preferred dividends	(2,402)	(2,402)

Net Income (Loss) Available for Common Stockholders	$9,184	$(1,648)

(1)	Please refer to page 27 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended December 31,
	2006	2005
Net Income (Loss) Available for Common Stockholders	$9,184	$(1,648)
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	10,050	10,421
Depreciation and amortization	17,696	17,467
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings (loss) of Operating Partnership	644	(1,135)
Adjustments for Discontinued Operations:
Interest expense	—	32
Depreciation and amortization	143	280
Net gain on disposition of discontinued operations	—	(7,155)
Minority interest in loss of Operating Partnership	(129)	901

EBITDA Before Minority Interests (1)	$41,387	$22,962

(1)	Please refer to page 28 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Fourth Quarter 2006 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Funds Available for Distribution (1)	$21,575	$(629)	$94,348	$35,013
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	6,985	6,146	18,829	18,330
Depreciation for furniture, fixtures and equipment	227	205	866	784
Accrued preferred dividends	2,402	2,402	9,608	9,608
Distributions on Cumulative Redeemable Preferred units	1,397	1,397	5,588	5,588
Provision for uncollectible tenant receivables	118	(1,634)	520	(1,967)
Reversal of specific provision for bad debt		1,349		1,349
Net settlement receipts on interest rate swaps	(244)	(221)	(991)	(364)
Changes in assets and liabilities (2) (3)	(2,926)	17,351	(67,198)	47,661

GAAP Net Cash Provided by Operating Activities	$29,534	$26,366	$61,570	$116,002

(1)	Please refer to page 28 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs and acquisition related intangibles, net; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance and tenant security deposits; deferred revenue and acquisition related liabilities; casualty loss on operating properties; gain on property damaged insurance settlements; and other. The three months and year ended December 31, 2006 have been adjusted by approximately $107,000 and $485,000, respectively, for contractual cash rents received in advance of revenue recognition, which is included in deferred revenue and acquisition related liabilities and is added back for the purposes of calculating FAD. This adjustment is offset by the corresponding amortization which is reflected in the net effect of straight-line rents for the three months and year ended December 31, 2006 of approximately $13,000 and $37,000, respectively.

(3)	Amount includes a $71.7 million cash award approved by the Executive Compensation Committee and paid to the Company’s executive officers in January 2006. The payment represents the amount earned by the Company’s executive officers under a special long-term compensation program for the approximate three-year period ended December 31, 2005. Amounts were previously reflected in FAD as compensation was expensed for financial reporting purposes.